OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	July 31, 2022
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21308

Alger Global Focus Fund
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, LLC 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

ALGER

ALGER GLOBAL FOCUS FUND

ANNUAL REPORT

OCTOBER 31, 2019

Table of Contents

ALGER GLOBAL FOCUS FUND

Shareholders’ Letter (Unaudited)	1

Fund Highlights (Unaudited)	8

Portfolio Summary (Unaudited)	10

Schedule of Investments	11

Statement of Assets and Liabilities	15

Statement of Operations	17

Statements of Changes in Net Assets	18

Financial Highlights	19

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	37

Additional Information (Unaudited)	39

Optional Internet Availability of Alger Shareholder Reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a direct investor, by signing up for paperless delivery at www.icsdelivery.com/alger.

You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-345-5954 or visiting fundreports.com. If you invest through a financial intermediary, you can contact your financial intermediary to elect to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held within the Alger Fund Complex or with your financial intermediary.

Shareholders’ Letter (Unaudited)	October 31, 2019

Dear Shareholders,

Frequent Shifts in Market Performance Occur Despite Strong Secular Growth

Researchers at the Max Planck Institute for Biological Cybernetics conducted a study of hikers in areas such as deserts that lack visual reference points. They equipped the participants with GPS tracking technology and instructed them to walk a straight path. Within several hours, many of the hikers unknowingly returned to their starting point. Others repeatedly walked in circles.

In some ways, investors may learn an important lesson from this experiment: failing to focus on appropriate reference points in understanding secular growth may lead one astray. In this letter, I explore how investors can easily become distracted and I urge them to focus on actual reference points.

During the 12-month period ended October 31, 2019, the S&P 500 Index generated a 14.33% return. Key developments included the ebb and flow of optimism regarding U.S.-China trade negotiations, monetary policy and economic growth. We believe those factors are important, but unlike the powerful nature of secular growth, they typically affect corporate earnings and stock prices only temporarily. These transitory events can be distracting and caused the S&P 500 Index to produce 55 days of losses or gains exceeding 1% during the reporting period; however, we believe long-term results have been more telling. In fact, the year-to-date period ended October 31, 2019, saw the S&P 500 Index generate a 23.16% return, the second-strongest showing for the first 10 months of any year since 2000.

Trade Conflicts Drive Volatility

For most of the reporting period, concerns about U.S.-China trade tariffs intensified as both countries imposed additional tariffs while frequent shifts in the outlook for trade negotiations fueled market volatility. By late 2019, U.S. tariffs extended to more than $360 billion of Chinese imports while Chinese tariffs covered $100 billion of U.S. imports. Finally, in October, President Trump proposed measures that may potentially prevent or delay both an increase in certain existing tariffs and the implementation of new tariffs. China proposed purchasing $40 billion to $50 billion in U.S. agriculture products annually. In the days immediately following the announcement, however, the fate of the proposals remained uncertain.

Investors Watch the Fed

Concerns about economic growth drew attention to the U.S. Federal Reserve and monetary policy. Much like investors’ frequently varying views of trade negotiations, shifts in expectations for the Federal Reserve to cut interest rates caused market performance to oscillate. On July 31, 2019, the Federal Reserve announced an anticipated fed funds rate cut of 25 basis points (bps), but Fed Chairman Jerome Powell described the change as a mid-cycle adjustment rather than the start of a prolonged series of rate cuts, which disappointed market participants. The Federal Reserve eventually ushered in two additional 25 bps cuts by October 31, 2019.

Economic Sentiment Drives Market Rotation

The Organization for Economic Cooperation and Development announced in September that it expects global economic growth of only 2.9% this year, the slowest rate since the global financial crisis. It also announced that economic growth could be curtailed next year and beyond if the trade conflict continues. In the U.S., the Federal Reserve’s June outlook predicted that the nation’s economy would grow only 2.1% this year and 2.0% in 2020. In September, the Federal Reserve increased its 2019 estimate to 2.2% but left its 2020 outlook unchanged.

In an encouraging development, the Bloomberg Economic Surprise Index turned consistently positive in September and strengthened in October after having been in negative territory for most of the first eight months of 2019. The index measures economic readings against forecasts. The improved economic data and a steepening yield curve triggered a rotation from growth stocks to cyclical value equities, such as Financials. From August 27, 2019, until October 31, 2019, the Russell 3000 Value Index generated a 7.08% return compared to the 4.27% return of its growth counterpart. We believe this outperformance is likely to be short lived. In many areas, the fundamentals of value companies, e.g., brick and mortar retailers, are victims of disruption by innovative companies, such as online retailers, that are rapidly capturing market share. This secular trend, and other growth opportunities driven by demographic changes and other advances, suggests to us that growth companies still have the edge in the longer term.

For the 12-month reporting period ended October 31, 2019, growth continued its multi-year period of outperformance with the 18.93% return of the Russell Midcap Growth Index leading the market.

International markets were also strong during the reporting period with the MSCI ACWI ex USA Index generating an 11.84% return. Developed markets led with the MSCI World Index generating a 13.35% return and outpacing the 12.29% return of the MSCI Emerging Markets Index.

A Better Framework for Making Investment Decisions

History is peppered with examples of innovation driving strong secular growth even during challenging economic times, including the Global Financial Crisis, when U.S. internet advertising and e-commerce revenues grew approximately 30% even though total retail sales were virtually flat.(1) With that in mind, we believe investors should focus on unprecedented levels of innovation and secular growth as reference points rather than short-term events.

A small sampling of strong secular growth themes includes cloud computing, mobile device advertising and disruption in healthcare, all of which are allowing companies to capture market share and reward investors with strong earnings growth.

•                  Cloud computing, or the use of off-premises IT resources, is allowing companies and governments to quickly develop new services while reducing overall operating costs. By capturing market share from providers of on-premises technology, cloud computing is growing rapidly with the market for the public cloud expected to grow 35% this year. One example of the growing appeal of off-premises computing occurred earlier this year when Amazon.com, Inc. was selected to create the Volkswagen Industrial Cloud with data from 122 of the car company’s facilities.

•                  Digital advertising is another powerful secular growth theme, with some of the largest technology firms, such as Alphabet, Inc., Facebook, Inc. and Amazon.com, Inc., having generated rapid earnings growth by capturing advertising market share from traditional publishers. As smartphones have become indispensable, brands are increasingly placing content on them as well as on other portable devices. While overall digital advertising grew 21.8% last year, according to the Interactive Advertising Bureau, revenues for advertising on mobile devices increased 39.7%. For 2019, we believe revenues for advertising on mobile devices will continue to increase at a considerably faster pace than revenues for overall digital advertising.

•                  Healthcare innovations, such as new drugs and novel medical devices, are also creating secular growth. For treating diabetes, Dexcom, Inc. has developed a continuous glucose monitoring system and Insulet Corp. has developed a wearable insulin pump. These products are disrupting older technologies that require injections and frequent finger stick tests to monitor and control patients’ glucose levels. We believe both companies have strong growth opportunities with 65% of diabetes patients still using traditional methods to monitor their conditions. In the pharmaceutical industry, novel drugs are noteworthy, with cancer immunotherapy being just one example. Unlike chemotherapy, which kills cancer cells using toxic compounds, immunotherapy enlists the immune system to attack cancer. The category of drugs is only five years old, but its annual market size is expected to reach $44 billion by 2024.(2)

Going Forward

Innovation and disruption are increasingly high stakes matters. Earlier this year, we estimated that S&P 500 companies representing 14% of the index’s market capitalization are disrupting companies with a total market capitalization of 31%. We believe investors can potentially benefit the most by utilizing active portfolio management based on in-depth fundamental research that seeks to discern the winners and losers of the new economy. At Alger, we will continue to focus on corporate fundamentals as we pursue attractive investment opportunities for our shareholders.

Portfolio Matters

Alger Global Focus Fund

The Alger Global Focus Fund returned 6.84% for the fiscal 12-month period ended October 31, 2019, compared to the 13.22% return of the MSCI ACWI Index.

Contributors to Performance

During the reporting period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Consumer Discretionary and the largest underweight was Communication Services. The Consumer Discretionary and Financials sectors provided the greatest contributions to relative performance.

From a country perspective, Brazil, Argentina, Hong Kong, Italy, Greece, Canada and India provided the largest contributions to relative performance. Among individual positions, Lululemon Athletica Inc.; MSCI, Inc., Cl. A; Manappuram Finance Limited; Kirkland Lake Gold Ltd.; and Globant SA were the top contributors to performance. Kirkland Lake Gold operates some of the highest quality gold mines in the world. It also explores for raw gold resources and develops gold mines. It has strong profitability and free cash flow generation.

Kirkland Lake shares rallied after the company provided a solid first quarter earnings report and lowered the range of its operating costs. The stock price also benefitted from gold prices rallying sharply and climbing above five-year highs on the back of ongoing trade tensions and increasing expectations for monetary easing.

Detractors from Performance

The Healthcare and Energy sectors were among the sectors that detracted from results. From a country perspective, Switzerland, South Korea, the Netherlands, the United Kingdom and the United States were top detractors from performance.

Among individual holdings, Core Laboratories NV; Fila Korea Ltd; UT Group Co., Ltd.; Eurofins Scientific Societe Europeenne; and Fevertree Drinks PLC were top detractors from performance. UT Group is one of Japan’s premier employment outsourcing companies with a primary focus on short- and long-term contract workers for information technology, auto and general industry manufacturing positions. The global economic slowdown and trade tension between the U.S. and China have dented investor sentiment for the company and exacerbated a slowdown in manufacturing activity in Japan.

I thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Investment Officer

Fred Alger Management, LLC

(1) Source: Alger Capital Markets: Observations and Insights — Loving to Lend of Opting to Own. Autumn 2019.

(2) Source: Cowen, which is an investment bank.

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus for the Fund. Fund performance returns represent the 12-month period return of Class A shares prior to the deduction of any sales charges and include the reinvestment of any dividends or distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com or call us at (800) 992-3863.

The views and opinions of the Fund’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Fund and transactions in such securities, if any, may be for a variety of reasons, including, without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Fund. Please refer to the Schedule of Investments for the Fund which is included in this report for a complete list of Fund holdings as of October 31, 2019. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Fund during the fiscal period ended October 31, 2019.

Risk Disclosures

Investing in the stock market involves risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities and emerging markets involve special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

For a more detailed discussion of the risks associated with the Fund, please see the prospectus.

Before investing, carefully consider the Fund’s investment objective, risks, charges, and expenses.

For a prospectus or a summary prospectus containing this and other information about the Alger Global Focus Fund call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, LLC, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•                  The S&P 500 Index: An index of large company stocks considered to be representative of the U.S. stock market.

•                  The Bloomberg Economic Surprise Index shows the degree to which economic analysts under- or over-estimate the trends in the business cycle. The surprise element is defined as the percentage (or percentage point) difference between analyst forecasts and the published value of economic data releases.

•                  The Interactive Advertising Bureau is an advertising business organization that develops industry standards, conducts research, and provides legal support for the online advertising industry.

•                  The MSCI (ACWI) ex USA: An unmanaged, market capitalization-weighted index designed to provide a broad measure of equity market performance throughout the world, including both developing and emerging markets, but excluding the United States.

•                  The MSCI Emerging Markets Index (gross) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•                  The MSCI ACWI Index (gross) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices.

•                  The MSCI World Index is a broad global equity benchmark that represents large and mid-cap equity performance across 23 developed markets countries.

•                  The Russell 3000 Value Index is a market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates.

FUND PERFORMANCE AS OF 9/30/19 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1	5	10	SINCE
	YEAR	YEARS	YEARS	INCEPTION
Alger Global Focus Class A (Inception 11/3/03)	(15.43)%	1.65%	5.17%	7.53%
Alger Global Focus Class C (Inception 3/3/08)*	(12.24)%	1.97%	4.95%	7.11%
Alger Global Focus Class I (Inception 5/31/13)	(10.49)%	3.00%	n/a	5.94%
Alger Global Focus Class Z (Inception 5/31/13)	(10.32)%	3.21%	n/a	6.17%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. Alger Global Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund”, and from May 31, 2013 to August 15, 2018, the Fund was named “Alger Global Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel.

*      Since inception performance is calculated since the inception of the Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited)

HYPOTHETICAL $10,000 INVESTMENT IN CLASS A SHARES

— 10 years ended 10/31/19

The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger Global Focus Fund Class A shares, with an initial maximum sales charge of 5.25%, and the MSCI ACWI Index (an unmanaged index of common stocks) for the ten years ended October 31, 2019. Alger Global Focus Fund prior to March 28, 2018, followed different investment strategies and was managed by different portfolio managers. Prior to May 31, 2013, the Fund was named “Alger China-U.S. Growth Fund”, and from May 31, 2013 to August 15, 2018, the Fund was named “Alger Global Growth Fund”. Performance prior to March 28, 2018, reflects these prior management styles and does not reflect the Fund’s current investment strategies and investment personnel. Figures for the Alger Global Focus Fund Class A shares and the MSCI ACWI Index include reinvestment of dividends. Figures for the Alger Global Focus Fund Class A shares also include reinvestment of capital gains. Performance for the Alger Global Focus Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges that each class bears. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER GLOBAL FOCUS FUND

Fund Highlights Through October 31, 2019 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 10/31/19

AVERAGE ANNUAL TOTAL RETURNS

				Since
	1 YEAR	5 YEARS	10 YEARS	11/3/2003
Class A (Inception 11/3/03)	1.24%	2.29%	5.61%	7.68%
Class C (Inception 3/3/08)*	5.03%	2.62%	5.39%	7.26%
MSCI ACWI Index	13.22%	7.66%	9.39%	8.01%

				Since
	1 YEAR	5 YEARS	10 YEARS	5/31/2013
Class I (Inception 5/31/13)	7.18%	3.67%	n/a	6.36%
Class Z (Inception 5/31/13)	7.33%	3.86%	n/a	6.57%
MSCI ACWI Index	13.22%	7.66%	n/a	8.73%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. Class A returns reflect the maximum initial sales charge and Class C returns reflect the applicable contingent deferred sales charge. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*                 Since inception performance is calculated since the inception of Class A shares. Historical performance prior to March 3, 2008, inception of the class, is that of the Fund’s Class A shares, reduced to reflect the current maximum sales charge and the higher operating expenses of Class C shares.

PORTFOLIO SUMMARY†
October 31, 2019 (Unaudited)

Alger Global Focus
COUNTRY	Fund
Brazil	4.6%
China	4.8
Denmark	2.5
France	9.7
Germany	2.0
India	4.6
Ireland	3.0
Italy	3.5
Japan	7.4
Netherlands	3.3
New Zealand	1.7
Russia	4.2
South Korea	2.1
Spain	2.4
Switzerland	2.6
United Kingdom	2.1
United States	35.8
Cash and Net Other Assets	3.7
100.0%

†  Based on net assets for the Fund.

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2019

COMMON STOCKS—93.3%	SHARES	VALUE
BRAZIL—4.6%
AIRLINES—2.3%
Azul SA#,*	12,200	$475,556

EDUCATION SERVICES—2.3%
Arco Platform Ltd., Cl. A*	11,331	470,237
TOTAL BRAZIL (Cost $925,768)		945,793

CHINA—4.8%
EDUCATION SERVICES—2.4%
New Oriental Education & Technology Group, Inc.#,*	3,950	482,137

INTERNET & DIRECT MARKETING RETAIL—2.4%
Alibaba Group Holding Ltd.#,*	2,750	485,842
TOTAL CHINA (Cost $916,950)		967,979

DENMARK—2.5%
BIOTECHNOLOGY—2.5%
Genmab AS* (Cost $479,044)	2,350	513,443

FRANCE—9.7%
AEROSPACE & DEFENSE—2.3%
Safran SA	3,000	475,149

APPAREL ACCESSORIES & LUXURY GOODS—2.4%
LVMH Moet Hennessy Louis Vuitton SE	1,150	491,092

LIFE SCIENCES TOOLS & SERVICES—2.6%
Eurofins Scientific SE	1,033	523,702

RESEARCH & CONSULTING SERVICES—2.4%
Teleperformance	2,100	476,434
TOTAL FRANCE (Cost $1,836,436)		1,966,377

GERMANY—2.0%
ELECTRICAL COMPONENTS & EQUIPMENT—2.0%
Varta AG* (Cost $352,562)	3,517	397,544

INDIA—4.6%
CONSUMER FINANCE—2.3%
Manappuram Finance Ltd.	199,000	475,939

DIVERSIFIED BANKS—2.3%
HDFC Bank Ltd.	27,000	467,339
TOTAL INDIA (Cost $910,400)		943,278

IRELAND—3.0%
PACKAGED FOODS & MEATS—3.0%
Kerry Group PLC, Cl. A (Cost $543,939)	5,100	616,555

ITALY—3.5%
APPAREL ACCESSORIES & LUXURY GOODS—1.8%
Moncler SpA	9,253	357,046

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—93.3% (CONT.)	SHARES	VALUE
ITALY—3.5% (CONT.)
DATA PROCESSING & OUTSOURCED SERVICES—1.7%
Nexi SpA*	33,300	$344,752

TOTAL ITALY (Cost $685,702)		701,798

JAPAN—7.4%
HEALTHCARE SUPPLIES—2.2%
Hoya Corp.	5,000	441,866

HUMAN RESOURCE & EMPLOYMENT SERVICES—1.7%
Recruit Holdings Co., Ltd.	10,500	348,941

PERSONAL PRODUCTS—2.2%
Shiseido Co., Ltd.	5,500	453,443

REAL ESTATE DEVELOPMENT—1.3%
Katitas Co., Ltd.	6,258	270,019

TOTAL JAPAN (Cost $1,266,746)		1,514,269

NETHERLANDS—3.3%
SEMICONDUCTORS—3.3%
NXP Semiconductors NV (Cost $599,776)	5,950	676,396

NEW ZEALAND—1.7%
APPLICATION SOFTWARE—1.7%
Xero Ltd.* (Cost $315,638)	7,300	346,270

RUSSIA—4.2%
INTEGRATED OIL & GAS—2.2%
LUKOIL PJSC#	4,800	442,335

INTERACTIVE MEDIA & SERVICES—2.0%
Yandex NV, Cl. A*	12,380	413,368

TOTAL RUSSIA (Cost $852,895)		855,703

SOUTH KOREA—2.1%
TECHNOLOGY HARDWARE STORAGE & PERIPHERALS—2.1%
Samsung Electronics Co., Ltd. (Cost $439,805)	10,000	429,691

SPAIN—2.4%
BIOTECHNOLOGY—2.4%
Grifols SA# (Cost $458,954)	22,397	490,718

SWITZERLAND—2.6%
ASSET MANAGEMENT & CUSTODY BANKS—2.6%
Partners Group Holding AG (Cost $504,691)	678	529,804

UNITED KINGDOM—2.1%
INTERACTIVE MEDIA & SERVICES—2.1%
Rightmove PLC (Cost $408,382)	56,200	436,235

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

COMMON STOCKS—93.3% (CONT.)	SHARES	VALUE
UNITED STATES—32.8%
AEROSPACE & DEFENSE—2.0%
Kratos Defense & Security Solutions, Inc.*	21,900	$413,472
APPAREL ACCESSORIES & LUXURY GOODS—2.4%
Lululemon Athletica, Inc.*	2,350	480,034
APPLICATION SOFTWARE—9.5%
Adobe, Inc.*	2,243	623,396
Cadence Design Systems, Inc.*	6,600	431,310
Intuit, Inc.	1,900	489,250
Palantir Technologies, Inc., Cl. A*,@,(a)	3,176	18,262
salesforce.com, Inc.*	2,561	400,771
		1,962,989
CONSUMER FINANCE—2.5%
American Express Co.	4,400	516,032
LIFE SCIENCES TOOLS & SERVICES—2.4%
Illumina, Inc.*	1,670	493,518
OIL & GAS EXPLORATION & PRODUCTION—1.7%
Diamondback Energy, Inc.	4,092	350,930
PHARMACEUTICALS—2.5%
Zoetis, Inc., Cl. A	3,950	505,284
SEMICONDUCTOR EQUIPMENT—4.0%
Applied Materials, Inc.	15,000	813,900
SYSTEMS SOFTWARE—3.6%
Microsoft Corp.	5,050	724,019
THRIFTS & MORTGAGE FINANCE—2.2%
NMI Holdings, Inc., Cl. A*	15,300	447,525
TOTAL UNITED STATES (Cost $6,168,862)		6,707,703
TOTAL COMMON STOCKS (Cost $17,666,550)		19,039,556

PREFERRED STOCKS—0.6%	SHARES	VALUE
UNITED STATES—0.6%
APPLICATION SOFTWARE—0.4%
Palantir Technologies, Inc., Cl. B*,@,(a)	12,951	74,469
BIOTECHNOLOGY—0.2%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	33,858	35,889
TOTAL UNITED STATES (Cost $237,882)		110,358
TOTAL PREFERRED STOCKS (Cost $237,882)		110,358

MASTER LIMITED PARTNERSHIP—2.4%	SHARES	VALUE
UNITED STATES—2.4%
ASSET MANAGEMENT & CUSTODY BANKS—2.4%
The Carlyle Group LP (Cost $439,903)	18,000	491,040

ALGER GLOBAL FOCUS FUND

Schedule of Investments October 31, 2019 (Continued)

		VALUE
Total Investments (Cost $18,344,335)	96.3%	$19,640,954
Affiliated Securities (Cost $152,361)		35,889
Unaffiliated Securities (Cost $18,191,974)		19,605,065
Other Assets in Excess of Liabilities	3.7%	750,997
NET ASSETS	100.0%	$20,391,951

#                 American Depositary Receipts.

(a)         Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Board.

(b)         Deemed an affiliate of the Fund in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 11 -Affiliated Securities.

*                 Non-income producing security.

@            Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

			% of net assets		% of net assets
	Acquisition	Acquisition	(Acquisition	Market	as of
Security	Date(s)	Cost	Date)	Value	10/31/2019
Palantir Technologies, Inc., Cl. A	10/7/14	$20,666	0.05%	$18,262	0.09%
Palantir Technologies, Inc., Cl. B	10/7/14	85,521	0.22%	74,469	0.36%
Prosetta Biosciences, Inc., Series D	2/6/15	152,361	0.40%	35,889	0.18%
Total				$128,620	0.63%

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities October 31, 2019

Alger Global Focus
Fund
ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$19,605,065
Investments in affiliated securities, at value (Identified cost below)** see accompanying schedule of investments	35,889
Cash and cash equivalents	857,004
Foreign cash †	432
Receivable for shares of beneficial interest sold	150
Dividends and interest receivable	33,874
Receivable from Investment Manager	8,263
Prepaid expenses	63,821
Total Assets	20,604,498

LIABILITIES:
Payable for investment securities purchased	33,358
Payable for shares of beneficial interest redeemed	26,523
Accrued investment advisory fees	13,703
Accrued printing fees	40,853
Accrued professional fees	38,688
Accrued custodian fees	18,453
Accrued transfer agent fees	14,839
Accrued distribution fees	5,112
Accrued administrative fees	471
Accrued shareholder administrative fees	265
Accrued trustee fees	59
Accrued other expenses	20,223
Total Liabilities	212,547
NET ASSETS	$20,391,951

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	19,991,725
Distributable earnings	400,226
NET ASSETS	$20,391,951

* Identified cost	$18,191,974	(a)
** Identified cost	$152,361	(a)
† Cost of foreign cash	$432

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Statement of Assets and Liabilities October 31, 2019 (Continued)

Alger Global Focus
Fund
NET ASSETS BY CLASS:
Class A	$14,967,023
Class C	$2,240,743
Class I	$466,085
Class Z	$2,718,100

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class A	700,299
Class C	111,738
Class I	22,417
Class Z	124,144

NET ASSET VALUE PER SHARE:
Class A — Net Asset Value Per Share Class A	$21.37
Class A — Offering Price Per Share (includes a 5.25% sales charge)	$22.56
Class C — Net Asset Value Per Share Class C	$20.05
Class I — Net Asset Value Per Share Class I	$20.79
Class Z — Net Asset Value Per Share Class Z	$21.89

See Notes to Financial Statements.

(a)         At October 31, 2019, the net unrealized depreciation on investments, based on cost for federal income tax purposes of $18,558,343, amounted to $1,082,611 which consisted of aggregate gross unrealized appreciation of $1,680,866 and aggregate gross unrealized depreciation of $598,255.

ALGER GLOBAL FOCUS FUND

Statement of Operations for the year ended October 31, 2019

Alger Global Focus
Fund

INCOME:
Dividends (net of foreign withholding taxes*)	$173,856
Interest	12,504
Total Income	186,360

EXPENSES:
Investment advisory fees — Note 3(a)	179,091
Distribution fees — Note 3(c)
Class A	38,085
Class C	26,112
Class I	1,644
Shareholder administrative fees — Note 3(f)	3,398
Administration fees — Note 3(b)	6,156
Custodian fees	88,033
Interest expenses	278
Transfer agent fees — Note 3(f)	31,878
Printing fees	32,560
Professional fees	55,595
Registration fees	69,943
Trustee fees — Note 3(g)	786
Fund accounting fees	14,528
Other expenses	28,261
Total Expenses	576,348
Less, expense reimbursements/waivers — Note 3(a)	(257,402)
Net Expenses	318,946
NET INVESTMENT LOSS	(132,586)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD FOREIGN
CURRENCY CONTRACTS AND FOREIGN CURRENCY:
Net realized (loss) on unaffiliated investments	(617,150)
Net realized (loss) on forward foreign currency contracts	(2,917)
Net realized (loss) on foreign currency transactions	(19,650)
Net change in unrealized appreciation on unaffiliated investments	2,265,704
Net change in unrealized (depreciation) on affiliated investments	(70,425)
Net change in unrealized appreciation on foreign currency	596
Net realized and unrealized gain on investments, forward foreign currency contracts and foreign currency	1,556,158
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,423,572

* Foreign withholding taxes	$17,768

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND
Statements of Changes in Net Assets

	Alger Global Focus Fund
	For the Year	For the Year
	Ended October	Ended October
	31, 2019	31, 2018
Net investment loss	$(132,586)	$(55,951)
Net realized gain (loss) on investments, forward foreign currency contracts and foreign currency	(639,717)	2,772,385
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,195,875	(4,770,503)
Net increase (decrease) in net assets resulting from operations	1,423,572	(2,054,069)

Dividends and distributions to shareholders:
Class A	(1,231,732)	(780,333)
Class C	(218,988)	(115,311)
Class I	(62,552)	(12,216)
Class Z	(376,514)	(207,829)
Total dividends and distributions to shareholders	(1,889,786)	(1,115,689)

Increase (decrease) from shares of beneficial interest transactions:
Class A	(455,650)	(2,282,162)
Class C	(529,659)	(459,151)
Class I	(234,158)	551,760
Class Z	(2,017,044)	587,463
Net decrease from shares of beneficial interest transactions - Note 6	(3,236,511)	(1,602,090)
Total decrease	(3,702,725)	(4,771,848)

Net Assets:
Beginning of period	24,094,676	28,866,524
END OF PERIOD	$20,391,951	$24,094,676

See Notes to Financial Statements.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund

	Class A
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$21.88	$24.76	$20.20	$20.65	$20.79
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.12)	(0.04)	0.03	0.10	(0.01)
Net realized and unrealized gain (loss) on investments	1.36	(1.86)	4.74	(0.55)	(0.13)
Total from investment operations	1.24	(1.90)	4.77	(0.45)	(0.14)
Dividends from net investment income	(0.14)	(0.98)	(0.21)	—	—
Distributions from net realized gains	(1.61)	—	—	—	—
Net asset value, end of period	$21.37	$21.88	$24.76	$20.20	$20.65
Total return(ii)	6.84%	(8.03)%	23.80%	(2.18)%	(0.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$14,967	$15,679	$19,962	$19,805	$24,269
Ratio of gross expenses to average net assets	2.50%	2.19%	2.48%	2.37%	2.03%
Ratio of expense reimbursements to average net assets	(1.08)%	(0.69)%	(0.98)%	(0.87)%	(0.53)%
Ratio of net expenses to average net assets	1.42%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.60)%	(0.18)%	0.14%	0.52%	(0.07)%
Portfolio turnover rate	224.06%	217.51%	134.76%	138.05%	143.87%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund

	Class C
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$20.65	$23.41	$19.11	$19.69	$19.97
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(i)	(0.26)	(0.22)	(0.12)	(0.04)	(0.17)
Net realized and unrealized gain (loss) on investments	1.27	(1.74)	4.48	(0.54)	(0.11)
Total from investment operations	1.01	(1.96)	4.36	(0.58)	(0.28)
Dividends from net investment income	—	(0.80)	(0.06)	—	—
Distributions from net realized gains	(1.61)	—	—	—	—
Net asset value, end of period	$20.05	$20.65	$23.41	$19.11	$19.69
Total return(ii)	6.00%	(8.70)%	22.88%	(2.95)%	(1.40)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,241	$2,844	$3,673	$4,720	$4,730
Ratio of gross expenses to average net assets	3.30%	2.94%	3.24%	3.13%	2.80%
Ratio of expense reimbursements to average net assets	(1.13)%	(0.69)%	(0.99)%	(0.88)%	(0.55)%
Ratio of net expenses to average net assets	2.17%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(1.35)%	(0.94)%	(0.59)%	(0.23)%	(0.82)%
Portfolio turnover rate	224.06%	217.51%	134.76%	138.05%	143.87%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund

	Class I
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$21.27	$24.05	$20.36	$20.78	$20.87
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.06)	(0.01)	0.08	0.17	0.04
Net realized and unrealized gain (loss) on investments	1.32	(1.77)	4.64	(0.59)	(0.13)
Total from investment operations	1.26	(1.78)	4.72	(0.42)	(0.09)
Dividends from net investment income	(0.13)	(1.00)	(1.03)	—	—
Distributions from net realized gains	(1.61)	—	—	—	—
Net asset value, end of period	$20.79	$21.27	$24.05	$20.36	$20.78
Total return(ii)	7.18%	(7.77)%	24.15%	(2.02)%	(0.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$466	$714	$286	$384	$1,914
Ratio of gross expenses to average net assets	2.63%	2.19%	2.63%	2.33%	2.02%
Ratio of expense reimbursements to average net assets	(1.51)%	(0.94)%	(1.38)%	(1.08)%	(0.77)%
Ratio of net expenses to average net assets	1.12%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.28)%	(0.04)%	0.37%	0.86%	0.17%
Portfolio turnover rate	224.06%	217.51%	134.76%	138.05%	143.87%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

Financial Highlights for a share outstanding throughout the period

Alger Global Focus Fund

	Class Z
	Year ended	Year ended	Year ended	Year ended	Year ended
	10/31/2019	10/31/2018	10/31/2017	10/31/2016	10/31/2015
Net asset value, beginning of period	$22.37	$25.26	$20.55	$20.92	$20.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(i)	(0.03)	0.05	0.12	0.19	0.09
Net realized and unrealized gain (loss) on investments	1.39	(1.90)	4.83	(0.56)	(0.12)
Total from investment operations	1.36	(1.85)	4.95	(0.37)	(0.03)
Dividends from net investment income	(0.23)	(1.04)	(0.24)	—	—
Distributions from net realized gains	(1.61)	—	—	—	—
Net asset value, end of period	$21.89	$22.37	$25.26	$20.55	$20.92
Total return(ii)	7.33%	(7.67)%	24.33%	1.77%	(0.14)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,718	$4,857	$4,946	$3,563	$2,243
Ratio of gross expenses to average net assets	2.35%	2.01%	2.35%	2.36%	2.20%
Ratio of expense reimbursements to average net assets	(1.38)%	(0.92)%	(1.26)%	(1.31)%	(1.21)%
Ratio of net expenses to average net assets	0.97%	1.09%	1.09%	1.05%	0.99%
Ratio of net investment income (loss) to average net assets	(0.12)%	0.21%	0.53%	0.92%	0.44%
Portfolio turnover rate	224.06%	217.51%	134.76%	138.05%	143.87%

See Notes to Financial Statements.

(i)            Amount was computed based on average shares outstanding during the period.

(ii)        Does not reflect the effect of sales charges, if applicable.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

Alger Global Focus Fund (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board Accounting Standards Codification 946-Financial Services - Investment Companies. The Fund’s investment objective is long-term capital appreciation. It seeks to achieve its objective by investing in equity securities in the United States and foreign countries. The Fund’s foreign investments will include securities of companies in both developed and emerging market countries. The Fund offers Class A, C, I and Z shares. Class A shares are generally subject to an initial sales charge while Class C shares are generally subject to a deferred sales charge. Class C shares will automatically convert to Class A shares on the fifth business day of the month following the tenth anniversary of the purchase date of a shareholder’s Class C shares, without the imposition of any sales load, fee or other charge. Class C shares held at certain dealers may convert to Class A shares earlier. At conversion, a proportionate amount of shares representing reinvested dividends and distributions will also be converted into Class A shares. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings except that each share class bears the pro rata allocation of the Fund’s expenses other than a class expense (not including advisory or custodial fees or other expenses related to the management of the Fund’s assets).

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Fund values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Fund’s Board of Trustees (“Board”). Investments held by the Fund are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Standard Time).

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market. Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche. Debt securities with a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board.

Securities in which the Fund invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Fund’s investment adviser, pursuant to policies established by the Board, believes to be the fair value of these securities as of the close of the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open.

Financial Accounting Standards Board Accounting Standards Codification 820 - Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 - quoted prices in active markets for identical investments

•                  Level 2 - significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The Fund’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes,

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

depreciation and amortization (“EBITDA”) multiples, discount rates, and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the values may significantly differ from values if there was an active market.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Board and comprised of representatives of the Fund’s investment adviser and officers of the Fund. The Committee reports its fair valuation determinations and related valuation information to the Board. The Board is responsible for approving valuation policy and procedures.

While the Committee meets on an as-needed basis, the Committee generally meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations. The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Fund’s pricing vendor, and variances between transactional prices and the previous day’s price.

The Fund will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant. Transfers between Levels 1, 2 and 3 are recognized at the end of the reporting period.

(b)         Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c)          Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d)         Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e)          Forward Foreign Exchange Contracts: The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency.

These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the base currency.

(f)            Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts of dividends from net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the difference in tax treatment of net operating losses, passive foreign investment companies, and foreign currency transactions. The reclassifications are done annually at fiscal year-end and have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

(g)         Lending of Fund Securities: The Fund may lend its securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets including borrowings, as defined in its prospectuses. The Fund earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with Brown Brothers Harriman & Company, the Fund’s Custodian (the “Custodian”), in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund. Any required additional collateral is delivered to the

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Custodian and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Fund may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Fund is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Fund. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of October 31, 2019.

(h)         Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Fund maintains such compliance, no federal income tax provision is required.

Financial Accounting Standards Board Accounting Standards Codification 740 - Income Taxes (“ASC 740”) requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Fund files income tax returns in the U.S., as well as New York State and New York City. The statute of limitations on the Fund’s tax returns remains open for the tax years 2016-2019. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i)            Allocation Methods: Income, realized and unrealized gains and losses, and expenses of the Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees, transfer agency fees, and shareholder servicing and related fees.

(j)            Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of normal recurring nature.

(k)          Recent Accounting Pronouncement: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which modifies disclosure requirements for fair value measurements, principally for Level 3 securities and transfers between levels of the fair value hierarchy. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years.

Management is currently evaluating the application of ASU 2018-13 and its impact, if any, on the Fund’s financial statements.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Investment Advisory Agreement with Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”), are payable monthly and computed based on

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended October 31, 2019, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Global Focus Fund(a)	0.80%	0.70%	0.80%

(a)         Tier 1 rate is paid on assets up to $500 million, Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has agreed to limit the expenses of the share classes, through February 28, 2021, whereby it reimburses the share classes if annualized operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividend expenses on short sales, borrowing costs, brokerage and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

							FEES WAIVED /
							REIMBURSED FOR
	CLASS						THE YEAR ENDED
	A	C	I		Z		OCTOBER 31, 2019
Alger Global Focus Fund	1.50%	2.25%	1.15	%(a)	0.99	%(b)	$240,902

(a)         Prior to March 1, 2019, the expense cap for the Alger Global Focus Fund Class I was 1.25%.

(b)         Prior to March 1, 2019, the expense cap for the Alger Global Focus Fund Class Z was 1.09%.

Alger Management may, during the first year of the two-year term of the expense limitation contract, recoup any fees waived or expenses reimbursed pursuant to the expense limitation contract to the extent that such recoupment would not cause the expense ratio to exceed the lesser of the stated limitation in effect at the time of (i) the waiver or reimbursement and (ii) the recoupment after the repayment of the recoupment is taken into account. For the year ended October 31, 2019, there were no recoupments made by the Fund to the Investment Manager. As of October 31, 2019, the total repayments that may potentially be made by the Fund to the Investment Manager are $391,696 which will expire by February 28, 2020.

In addition to the expense limitation, Alger Management voluntarily reduced its advisory fee for the Fund by $16,500 for the year ended October 31, 2019.

(b) Administration Fees: Fees incurred by the Fund, pursuant to the provisions of the Fund’s Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Fund at the annual rate of 0.0275%.

(c)          Distribution/Shareholder Servicing Fees: The Fund has adopted a distribution plan pursuant to which the Fund pays Fred Alger & Company, LLC, the Fund’s distributor (“Alger LLC”) a fee at the annual rate of 0.25% of the average daily net assets of the Class A and Class I shares and 1.00% of the average daily net assets of the Class C shares to compensate Alger LLC for its activities and expenses incurred in distributing the Fund’s shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(d)         Sales Charges: Purchases and sales of shares of the Fund may be subject to initial sales charges or contingent deferred sales charges. For the year ended October 31, 2019, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger LLC, were approximately $8,250 and $229, respectively. The initial sales charges and contingent deferred sales charges are used by Alger LLC to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Fund.

(e)          Brokerage Commissions: During the year ended October 31, 2019, the Fund paid Alger LLC $4,926 in connection with securities transactions.

(f)            Shareholder Administrative Fees: The Fund has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of the transfer agent, and for other related services. Effective October 5, 2019, the Fund replaced its transfer agent to UMB Fund Services, Inc. (DST Asset Manager Solutions, Inc. previously served as the Fund’s transfer agent). The Fund compensates Alger Management at the annual rate of 0.0165% of the respective average daily net assets of Class A and Class C shares and 0.01% of the respective average daily net assets of the Class I and Class Z shares for these services.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts invested in the Fund. A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the Fund, subject to certain limitations, as approved by the Board. For the year ended October 31, 2019, Alger Management charged back $9,208 to the Fund for these services, which are included in transfer agent fees in the accompanying Statement of Operations.

(g)         Trustee Fees: Each Independent Trustee receives a fee of $122,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds, The Alger Funds II and The Alger Portfolios, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

Prior to January 1, 2019, each Independent Trustee received a fee of $112,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The Independent Trustee appointed as Chairman of the Board of Trustees receives additional compensation of $30,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $11,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

(h)         Interfund Loans: The Fund, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds. If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds. There were no interfund loans outstanding as of October 31, 2019.

During the year ended October 31, 2019, the Fund incurred interfund loan interest expense of $194.

(i) Other Transactions with Affiliates: Certain officers of the Fund are directors or officers of Alger Management and Alger LLC. At October 31, 2019, Alger Management and its affiliated entities owned the following shares of the Fund:

	SHARE CLASS
	A	C	I	Z
Alger Global Focus Fund	—	—	—	16,199

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short term securities, for the year ended October 31, 2019:

	PURCHASES	SALES
Alger Global Focus Fund	$48,625,299	$53,380,203

Transactions in foreign securities may involve certain considerations and risks not typically associated with those of U.S. companies because of, among other factors, the level of governmental supervision and regulation of foreign security markets, and the possibility of political or economic instability. Additional risks associated with investing in emerging markets include increased volatility, limited liquidity, and less stringent regulatory and legal systems.

NOTE 5 — Borrowings:

The Fund may borrow from the Custodian on an uncommitted basis. The Fund pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed taking into consideration relevant overnight and short-term reference rates, the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commissions, if any. The Fund may also borrow from other funds advised by Alger Management, as discussed in Note 3(h). For the year ended October 31, 2019, the Fund had the following borrowings:

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Global Focus Fund	$8,392	3.31%

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The highest amount borrowed by the Fund from the Custodian and other funds during the year ended October 31, 2019 was as follows:

HIGHEST BORROWING
Alger Global Focus Fund	$981,000

NOTE 6 — Share Capital:

The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value. The transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED		FOR THE YEAR ENDED
	OCTOBER 31, 2019		OCTOBER 31, 2018
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Global Focus Fund
Class A:
Shares sold	34,925	$726,516	32,269	$802,013
Shares converted from Class C	2,154	44,938	1,354	34,349
Dividends reinvested	61,753	1,145,555	29,809	716,610
Shares redeemed	(115,003)	(2,372,659)	(153,090)	(3,835,134)
Net decrease	(16,171)	$(455,650)	(89,658)	$(2,282,162)
Class C:
Shares sold	5,825	$112,650	12,499	$294,789
Shares converted to Class A	(2,291)	(44,938)	(1,433)	(34,349)
Dividends reinvested	11,702	205,020	4,594	104,874
Shares redeemed	(41,230)	(802,391)	(34,829)	(824,465)
Net decrease	(25,994)	$(529,659)	(19,169)	$(459,151)
Class I:
Shares sold	4,796	$99,995	38,537	$953,093
Dividends reinvested	3,477	62,552	524	12,216
Shares redeemed	(19,411)	(396,705)	(17,389)	(413,549)
Net increase (decrease)	(11,138)	$(234,158)	21,672	$551,760
Class Z:
Shares sold	31,118	$652,797	86,387	$2,240,938
Dividends reinvested	14,319	270,896	5,153	126,194
Shares redeemed	(138,384)	(2,940,737)	(70,272)	(1,779,669)
Net increase (decrease)	(92,947)	$(2,017,044)	21,268	$587,463

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended October 31, 2019 and the year ended October 31, 2018 were as follows:

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	FOR THE YEAR ENDED	FOR THE YEAR ENDED
	OCTOBER 31, 2019	OCTOBER 31, 2018
Alger Global Focus Fund
Distributions paid from:
Ordinary Income	$146,777	$1,115,689
Long-term capital gain	1,743,009	78,069
Total distributions paid	$1,889,786	$1,193,758

As of October 31, 2019, the components of accumulated gains(losses) on a tax basis were as follows:

Alger Global Focus Fund

Undistributed ordinary income	$539,822
Undistributed long-term gains	—
Net accumulated earnings	539,822
Capital loss carryforwards	(1,221,652)
Net unrealized appreciation	1,082,056
Total accumulated earnings	$400,226

At October 31, 2019, the Fund, for federal income tax purposes, had capital loss carryforwards of $1,221,652. This amount will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and this amount may be applied against future net realized gains until their utilization.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund on or after January 1, 2011 (Post Act) will not be subject to expiration.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, U.S. Internal Revenue Code Section 988 currency transactions, the realization of unrealized appreciation of passive foreign investment companies, and partnership basis adjustments.

No reclassification has been made among the Fund’s components of net assets at October 31, 2019.

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Fund has determined that presenting them by security type and sector is appropriate.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Global Focus Fund	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Communication Services	$849,603	$413,368	$436,235	$—
Consumer Discretionary	2,766,388	1,918,250	848,138	—
Consumer Staples	1,069,998	616,555	453,443	—
Energy	793,265	350,930	442,335	—
Financials	2,436,639	963,557	1,473,082	—
Healthcare	2,968,531	1,489,520	1,479,011	—
Industrials	2,587,096	889,028	1,698,068	—
Information Technology	5,298,017	4,159,042	1,120,713	18,262
Real Estate	270,019	—	270,019	—
TOTAL COMMON STOCKS	$19,039,556	$10,800,250	$8,221,044	$18,262
PREFERRED STOCKS
Healthcare	35,889	—	—	35,889
Information Technology	74,469	—	—	74,469
TOTAL PREFERRED STOCKS	$110,358	$—	$—	$110,358
MASTER LIMITED PARTNERSHIP
Financials	491,040	491,040	—	—
TOTAL INVESTMENTS IN SECURITIES	$19,640,954	$11,291,290	$8,221,044	$128,620

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Focus Fund	Common Stocks
Opening balance at November 1, 2018	$18,262
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	18,262
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE
MEASUREMENTS
USING SIGNIFICANT
UNOBSERVABLE
INPUTS (LEVEL 3)
Alger Global Focus Fund	Preferred Stocks
Opening balance at November 1, 2018	$180,783
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(70,425)
Purchases and sales
Purchases	—
Sales	—
Closing balance at October 31, 2019	110,358
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$(70,425)

Special Purpose
Alger Global Focus Fund	Vehicle
Opening balance at November 1, 2018	$0 *
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	(55,546)
Included in net change in unrealized appreciation (depreciation) on investments	55,986
Purchases and sales
Purchases	—
Sales	(440)
Closing balance at October 31, 2019	—
Net change in unrealized appreciation (depreciation) attributable to investments still held at October 31, 2019	$—

*Includes securities that are fair valued at zero.

The following table provides quantitative information about our Level 3 fair value measurements of our investments as of October 31, 2019. In addition to the methodologies and inputs noted in the table below, according to our valuation policy we may also use other valuation methodologies and inputs when determining our fair value measurements. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to our fair value measurements.

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value	Valuation	Unobservable		Weighted
	October 31, 2019	Methodology	Input	Range/Input	Average Inputs
Alger Global Focus Fund
Common Stock	$18,262	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	74,469	Market Approach	Transaction Price	N/A	N/A
Preferred Stocks	35,889	Income Approach	Discount Rate	53.50%-58.50%	N/A

The significant unobservable inputs used in the fair value measurement of the Fund’s securities are revenue and EBITDA multiples, discount rates, and the probabilities of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurements than those noted in the table above. Generally, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probabilities of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probabilities of success result in lower fair value measurements.

As of October 31, 2019, there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statements purposes. As of October 31, 2019, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents	$857,436	$432	$857,004	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 - Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward foreign currency contracts - In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency contracts. Additionally, the Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuation.

For the year ended October 31, 2019, the average notional amount of forward foreign currency contracts outstanding for Alger Global Focus Fund was $141,719. Forward

ALGER GLOBAL FOCUS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

foreign currency contracts were held during 2 months of the year. The effect of derivative instruments on the accompanying Statement of Operations for the year ended October 31, 2019 is as follows:

NET REALIZED LOSS ON DERIVATIVES

Alger Global Focus Fund

Derivatives not accounted for as hedging instruments

Forward Foreign Currency Contracts	$(2,917)
Total	$(2,917)

There were no open derivative instruments as of October 31, 2019.

NOTE 10 — Principal Risks:

Investing in the stock market involves certain risks, and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Assets may be focused in a small number of holdings, making them susceptible to risks associated with a single economic, political or regulatory event than a more diversified portfolio. Foreign securities involve special risks including currency risk and risks related to political, social, or economic conditions. Emerging Markets securities involves special risks including currency fluctuations, less liquidity, inefficient trading, political instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment.

NOTE 11 — Affiliated Securities:

The issuers of the securities listed below are deemed to be affiliates of the Fund because the Fund or its affiliates owned 5% or more of the issuer’s voting securities during all or part of the year ended October 31, 2019. Purchase and sale transactions, interest income and dividend income earned during the year were as follows:

Security	Shares/ Par at October 31, 2018	Purchases/ Conversion	Sales/ Conversion	Shares/ Par at October 31, 2019	Dividend/ Interest Income	Realized Gain (Loss)	Net Increase (Decrease) in Unrealized App(Dep)	Value at October 31, 2019
Alger Global Focus Fund
Preferred Stocks
Prosetta Biosciences, Inc., Series D	33,858	—	—	33,858	—	—	$(70,425)	$35,889
Total					—	—	$(70,425)	$35,889

NOTE 12 — Subsequent Events:

Management of the Fund has evaluated events that have occurred subsequent to October 31, 2019, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Alger Global Focus Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Alger Global Focus Fund (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
New York, New York
December 19, 2019

We have served as the auditor of one or more investment companies within the group of investment companies since 2009.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting May 1, 2019 and ending October 31, 2019.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

					Annualized
				Expenses	Expense Ratio
				Paid During	For the
		Beginning	Ending	the Six Months	Six Months
		Account	Account	Ended	Ended
		Value	Value	October 31,	October 31,
		May 1, 2019	October 31, 2019	2019(a)	2019(b)
Alger Global Focus Fund
Class A	Actual	$1,000.00	$932.40	$6.92	1.42%
	Hypothetical(c)	1,000.00	1,018.05	7.22	1.42
Class C	Actual	1,000.00	970.20	10.78	2.17
	Hypothetical(c)	1,000.00	1,014.27	11.02	2.17
Class I	Actual	1,000.00	985.80	5.61	1.12
	Hypothetical(c)	1,000.00	1,019.56	5.70	1.12
Class Z	Actual	1,000.00	986.50	4.86	0.97
	Hypothetical(c)	1,000.00	1,020.32	4.94	0.97

(a)    Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b)    Annualized.

(c)     5% annual return before expenses.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Tax Information

The Fund designates $1,743,009 as an approximate amount of capital gain dividend for the purpose of dividends paid deduction.

In accordance with subchapter M of the Internal Revenue Code of 1986, as amended, for the year ended October 31, 2019, 18.66% of Alger Global Focus Fund’s dividends qualified for the dividends deduction for corporations. For the year ended October 31, 2019, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, 76.15% of the Fund’s dividends may be considered qualified dividend income.

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2019. Such notification, which will reflect the amount to be used by tax payers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2020. Shareholders are advised to consult their own tax advisers with respect to the consequences of their investment in the Fund.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Portfolios, The Alger Institutional Funds, The Alger Funds and The Alger Funds II, each of which is a registered investment company managed by Fred Alger Management, LLC (“Alger Management”). Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year. Unless otherwise noted, the address of each person named below is 360 Park Avenue South, New York, NY 10010.

Additional information regarding the Trustees and Officers of the Fund is available in the Fund’s Statement of Additional Information.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
INTERESTED TRUSTEE
Hilary M. Alger (58)	Director of Development, Pennsylvania Ballet 2004-2013; Associate Director of Development, College of Arts and Science and Graduate School, University of Virginia 1999-2003.	2003	27
NON-INTERESTED TRUSTEES
Charles F. Baird, Jr. (66)	Managing Director of North Castle Partners, a private equity securities group; Chairman of Elizabeth Arden Red Door Spas and Barry’s Bootcamp, former Chairman of Cascade Helmets, gloProfessional (makeup and skincare business), Contigo (manufacturer of mugs and water bottles), and International Fitness.	2000	27
Roger P. Cheever (74)	Associate Vice President for Principal Gifts and Senior Associate Dean for Development in the Faculty of Arts and Sciences at Harvard University; Formerly Deputy Director of the Harvard College Fund.	2000	27
Stephen E. O’Neil (86)	Attorney. Private Investor since 1981. Formerly of Counsel to the law firm of Kohler & Barnes.	1986	27
David Rosenberg (57)	Associate Professor of Law since January 2006 (Assistant Professor 2000-2005), Zicklin School of Business, Baruch College, City University of New York.	2007	27
Nathan E. Saint-Amand M.D. (81)	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988; Formerly Co-Chairman, Special Projects Committee, Memorial Sloan Kettering.	1986	27

Ms. Alger is an “interested person” (as defined in the Investment Company Act) of the Fund because of her affiliations with Alger Management. No Trustee is a director of any public company except as indicated under “Principal Occupations”.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Age, Position with the Fund	Principal Occupations	Trustee and/or Officer Since	Number of Funds in the Alger Fund Complex which are Overseen by Trustee
OFFICERS

Hal Liebes (55) President	Executive Vice President, Chief Operating Officer and Secretary of Alger Management and Alger LLC, Chief Operating Officer and Secretary of Alger Associates, Inc., Director of Alger Management, Alger LLC, Alger SICAV, Alger Alternative Holdings, LLC, Alger International Holdings, Alger Management, Ltd., Alger Dynamic Return Offshore Fund, Alger Weatherbie Holdings, LLC, and Weatherbie Management, LLC, and Manager, Alger Partners Investors I, LLC, Alger Partners Investors KEIGF, Alger Group Holdings, LLC, Alger Capital, LLC.	2005	N/A
Tina Payne (45) Secretary, Chief Compliance Officer	Senior Vice President, General Counsel and Chief Compliance Officer of Alger Management since 2017. Formerly, Senior Vice President and Associate General Counsel, Cohen & Steers Capital Management, from 2007 to 2017	2017	N/A
Michael D. Martins (54) Treasurer	Senior Vice President of Alger Management.	2005	N/A
Anthony S. Caputo (64) Assistant Treasurer	Vice President of Alger Management.	2007	N/A
Sergio M. Pavone (58) Assistant Treasurer	Vice President of Alger Management.	2007	N/A

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Investment Management Agreement Renewal and Approval

At an in-person meeting held on September 17, 2019 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund (Independent Trustees), reviewed and approved the continuance of the investment advisory agreement between Fred Alger Management, LLC (Fred Alger Management) and the Fund (the Management Agreement) for an additional one-year period. The Independent Trustees received advice from, and met separately with, Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed request for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process, as well as information provided in response to a supplemental request list. The materials for the Meeting included a presentation and analysis of the Fund and the Manager’s services by FUSE Research Network LLC (FUSE), an independent consulting firm. In addition, prior to the Meeting, the chair of the Board conferred with Independent Trustee counsel about the contract renewal process. The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of the Management Agreement is in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; investment performance, fee information and related financial information for the Fund; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and the range of management fees charged by the Manager and its affiliates to other funds and accounts, including management’s explanation

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

of differences among accounts where relevant. The Board noted Fred Alger Management’s history of expertise in the “growth” style of investment management and management’s ongoing efforts to develop strategies and adjust portfolios to express conviction in portfolio investments, and to address areas of heightened concern in the mutual fund industry, such as market conditions and fee pressure. The Board noted the length of time the Manager had provided services as an investment adviser to each Fund and also noted FUSE’s analysis that certain of the Manager’s offerings should sustain growth and maintain interest in the Manager’s investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger family of funds. The Board noted the financial position of the Manager and its commitment to the mutual fund business as evidenced by a continued focus on offerings in focused strategies. The Board also noted that certain administrative, compliance, reporting and accounting services necessary for the conduct of the Fund’s affairs are provided separately under a Fund Administration Agreement and a Shareholder Administrative Services Agreement with Fred Alger Management.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (Peer Universe), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (Peer Group), each as selected by FUSE, as well as the Fund’s benchmark index. Class A shares were used as the representative share class for the Fund’s performance results. It was noted that each class of the Fund would have substantially similar returns because the shares are invested in the same portfolio of securities and the returns would differ only to the extent that the classes do not have the same expenses. The Board received a description of the methodology FUSE used to select the mutual funds included in the Peer Universe and Peer Group.

The Board also reviewed and considered Fund performance reports provided and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. As had been the practice at every quarterly meeting of Trustees throughout the year, representatives of the Manager discussed with the Trustees the recent performance of the Fund and the measures that the firm was in the process of instituting, or had instituted, to seek to improve the performance of funds within the Alger Funds’ complex that had consistently underperformed. In expanding orally on the written materials they had provided to the Trustees, the FUSE representatives commented further on the performance of the Fund.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Peer Group for the Fund consisted of the Fund and 15 other world large stock funds. The Peer Universe for this Fund included the Fund, the other funds of the Peer Group, and other world large stock funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods underperformed the median of its Peer Group. The Board noted that the Fund’s rank within its Peer Group for the one-, three-, five- and 10-year periods was 15/15, 13/14, 9/11, and 5/6, respectively. The Board further noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was in the fourth quartile of its Peer Universe. FUSE noted that the Fund outperformed the MSCI ACWI Index (the Fund’s benchmark) for the year-to-date period. FUSE further noted that the Fund outperformed the MSCI ACWI Index for the three-month period by 207 basis points and the Fund ranked in the top half of world large stock funds for the three-month and year-to-date periods. It was also noted that the Funds current portfolio managers began managing the Fund in March 2018, the Fund changed its name and investment strategy from “Alger Global Growth Fund” to “Alger Global Focus Fund” in August 2018, and that the Board will closely monitor the Fund’s performance under the new portfolio managers and strategy. The Board concluded that the Fund’s performance was acceptable, noting the Fund’s improved three-month performance under the Fund’s new portfolio managers and strategy.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s total expense ratio and its various components, including, as applicable, management fees, operating expenses, and Rule 12b-1 fees. The Board considered the total net expense ratio and, separately, the contractual management fee rate without the effect of fee waivers or expense reimbursements, if any (Management Rate), of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of the Fund’s Peer Group. FUSE fee data is based upon information taken from each Peer Group fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by FUSE to be an appropriate measure of comparative fees and expenses. The FUSE Management Rate includes administrative charges, and the total net expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by FUSE to select the mutual funds included in a Peer Group. Factors that could contribute to a Fund’s total expense ratio or management fee being above the median of the Fund’s Peer Group were discussed, including, for example, strong performance, considerations related to unique or specialty strategies and related costs to implement such strategies, the nature and quality of services provided by the Manager, and strategy capacity considerations.

The Board noted that the Management Rate for the Fund was better than the median and in the second quartile of its Peer Group, and the total net expense ratio for the Fund was above the median and in the fourth (most expensive) quartile of its Peer Group. The Board

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

also noted that the Fund’s total net expense ratio reflected a fee waiver from management. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis that addresses the overall profitability, as well as the profits, of Fred Alger Management and its affiliates in providing investment management and other services to the Fund during the year ended June 30, 2019. The Board took particular note of Alger’s profitability in managing the Fund, noting that it will monitor this profitability as appropriate. The Board also reviewed the profitability methodology and the changes thereto, noting that management attempts to apply its methods consistently from year to year.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures related to additional regulatory and compliance requirements resulting from recent SEC and other regulatory developments.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. The Board noted the existence of management fee breakpoints for the Fund, which operate to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses. The Board concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management and its affiliates, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 12/20/16

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and
• Account balances and
• Transaction history and
• Purchase history and
• Assets
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-342-2186

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

•  Open an account or

•  Make deposits or withdrawals from your account or

•  Give us your contact information or

•  Provide account information or

•  Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

•  sharing for affiliates’ everyday business purposes - information about your credit worthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger Global Focus Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Fund’s website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Fund’s portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Fund.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Fund’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund) are acceptable.

The Fund makes its complete schedule of portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT EX. Previously, the Fund made its complete schedule of portfolio holdings available after the first and third fiscal quarters in regulatory filings on Form N-Q. The Fund’s Forms N-CSR, N-PORT and N-Q are available online on the SEC’s website at www.sec.gov.

In addition, the Fund makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Fund provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Fund’s policies and procedures regarding such disclosure. This agreement must be approved by the Fund’s Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom the Fund’s holdings information has been disclosed and the purpose for such disclosure,

ALGER GLOBAL FOCUS FUND

ADDITIONAL INFORMATION (Unaudited) (Continued)

and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Fund routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Fund. Such information may include, but not be limited to, relative weightings and characteristics of the Fund versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Fund at (800) 992-3863 to obtain such information.

ALGER GLOBAL FOCUS FUND

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, LLC

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street

STE 219432

Kansas City, MO 64105-1407

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Global Focus Fund. It is not authorized for distribution to prospective investors unless accompanied by an effective prospectus for the Fund, which contains information concerning the Fund’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOY INK

Printed on recycled paper

AGAR

ITEM 2.  CODE OF ETHICS.

(a)         The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)         Not applicable.

(c)          The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)         The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)          Not applicable.

(f)           The Registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Stephen E. O’Neil is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. O’Neil is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)             Audit Fees:

October 31, 2019	$38,200
October 31, 2018	$37,800

b)             Audit-Related Fees: NONE

c)              Tax Fees for tax advice, tax compliance and tax planning:

October 31, 2019	$7,955
October 31, 2018	$9,700

d)             All Other Fees:

October 31, 2019	$1,972
October 31, 2018	$1,972

Other fees include a review and consent for Registrants registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f)               Not Applicable

g)              Non-Audit Fees:

October 31, 2019	$230,152, €75,612
October 31, 2018	$232,868, €94,474

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principle accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  INVESTMENTS.

(a) A Schedule of Investments in Securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of Ethics as Exhibit 99.CODE ETH

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(a) (4) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Alger Global Focus Fund

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes
Hal Liebes
President

Date:  December 18, 2019

By:	/s/Michael D. Martins
Michael D. Martins
Treasurer

Date:  December 18, 2019